UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53232
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53232
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Stone Toro Long Short Fund
(Class A: STVHX)
(Class C: STVFX)
(Class I: STVLX)

Stone Toro Market Neutral Fund
(Class I: STMNX)

ANNUAL REPORT
April 30, 2015

Stone Toro Long Short Fund
Stone Toro Market Neutral Fund
each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Stone Toro Long Short Fund
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Stone Toro Market Neutral Fund
Fund Performance	18
Schedule of Investments	19
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Example	41

This report and the financial statements contained herein are provided for the general information of the shareholders of the Stone Toro Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.stonetoro.com

Stone Toro Long Short Fund
Stone Toro Market Neutral Fund

Letter to Shareholders

May 29, 2015

Dear Shareholders:

We are pleased to provide this Letter to Shareholders discussing our annual update through and including April 30, 2015, for the Stone Toro Long Short Fund and the Stone Toro Market Neutral Fund.

Stone Toro Long Short Fund (the “Long Short Fund”)
The Long Short Fund’s investment objective is to provide capital appreciation while delivering lower volatility and minimal correlation to the overall global securities market. The Long Short Fund employs a long/short strategy seeking to buy undervalued stocks while shorting overvalued stocks. Its goal is to be primarily 25% exposed to the equity market through an allocation of 110% long by 85% short.

Both our long and short selection process is governed by our relative value model. The model defines value relative to itself and not relative to an index or peer group. The definition is unique and historically has enhanced returns relative to a passive benchmark.

Fund Performance
The Long Short Fund’s Class I shares returned -8.61% since inception on 5/16/14 through 4/30/15 compared to the S&P 500 Index that returned 13.15% for the same time-frame.

Performance Drivers
Our long and short selection process results in embedded “factor bets”. A factor bet is a style of stock picking that influences the overall performance of the Long Short Fund. In most cases, factor bets create minimal performance issues. However, over the past year, our implicit factor bets have experienced the second worse environment of the previous 25 years. Our Long portfolio favors value while our short portfolio emphasizes growth. Typically the growth vs value trade has little impact on the strategy but over the past year, growth has outperformed value by a significant margin only to be eclipsed by the internet growth bubble of the late 1990s. The result was a performance headwind.

Stock picks-notable contributors in the Long portfolio included:

Cypress Semiconductors (CY)-Designer and manufacturer of semiconductors. Announced a merger with Spansion propelling the stock based on business synergies.

Cal-Maine Foods-(CALM)-Produces, cleans, packs and sells shell eggs. Farms primarily located in the Southern US and as a result are not prone to the bird flu epidemic and will realize price increases going forward.

313 COMMONS WAY, PRINCETON, NJ 08540 | P:888.778.5764 | F:888.442.407 | WWW.STONETORO.COM

On the long side, results were negatively impacted by energy exposure during the 3rd and 4th quarter of 2014. Diamond Offshore (DO), an offshore oil and gas driller, was negatively affected by end market pricing and supply concerns.
Notable contributors in the Short portfolio included:

Boston Beer Company (SAM)-Produces a variety of craft-brewed beers and cider products. The company is experiencing increased competition in its core markets and as a result was not able to match Wall Street’s growth expectations.

Whiting Petroleum (WLL)-The Company is involved in oil and natural gas exploitation, acquisition and exploration. As oil tumbled at the end of 2014, business sustainability and profitability concerns hit the stock.

On the short side, biotech generally detracted from results. A rash of merger and acquisitions (M&A) drove up valuations in the space. Fundamentals have not changed meaningfully and we continue with our short positions.

Outlook
Market valuations are close to, if not at, an all-time high. The Federal Reserve has been specific about policy going forward resulting in a higher cost for money. The S&P 500 Index has averaged in excess of 20% over the past 3 years when the longer term average is below 9%. This is clearly a warning.

The environment since the financial crisis has been unusual and the result has been above average growth and excess returns fueled by the Federal Reserve. We believe the economy is now on solid footing and the market should revert to its longer term performance metrics as the Fed normalizes policy. In such an environment, value tends to outperform growth or at the very least growth is unlikely to outperform like it has over the past 6 years. Even if the growth vs value trade is negligible, we believe our strategy may be poised to perform well.

Specifically, a Long/Short fund should not be the core of any portfolio. It is to provide non-correlated returns with minimal standard deviation to a larger portfolio. Importantly, it helps dramatically in a market downturn. That is its purpose, and pension and endowments have known this fact for decades. Most of these institutional investors target alternatives of at least 50% of their portfolio. Unfortunately, most regular investors cannot get true non-correlation in their portfolio, it has been reserved for the high net worth investor in a LP format. But with the advent of liquid alternatives in a mutual fund format this has now become possible. True non-correlated returns with an active short side are available for any investor. Portfolio construction must include such “hedged” investments. It makes for better risk adjusted portfolios, and importantly can preserve capital in a downturn. The Beta trade that we have experienced over the past few years has been beneficial for investors but historically speaking, it is an anomaly and not sustainable. The Beta trade will falter and we aim to provide capital appreciation and diversify risk during normal market conditions.

Thank you for your investment in the Stone Toro Long Short Fund.

Stone Toro Market Neutral Fund (the “Market Neutral Fund”)
The Market Neutral Fund’s investment objective is to provide capital appreciation while delivering lower volatility and minimal correlation to the overall global securities market. The Market Neutral Fund employs an arbitrage approach to investing and looks to participate in merger arbitrage, index rebalancing, and corporate structural events which we feel will drive a stocks return during and the life of the event.

Our arbitrage approach looks for events where the probability of an event closing is high, and where we earn a return that is commensurate with the risk taken if the transaction does not close in line with our expectations.

Fund Performance
The Market Neutral Fund’s Class I shares returned -0.10% since inception on 2/6/15 through 4/30/15 compared to the Barclays US Aggregate Bond Index that returned 0.17% and the S&P 500 Index that returned 1.90% for the same time-frame. The Market Neutral Fund slightly underperformed market neutral indices and funds during the period in question, but as the Market Neutral Fund has held a larger than normal position in cash during the initial periods of its launch this is in line with expectations.

313 COMMONS WAY, PRINCETON, NJ 08540 | P:888.778.5764 | F:888.442.407 | WWW.STONETORO.COM

Performance Drivers
During the initial stages of the Market Neutral Fund we have almost exclusively participated in merger situations, particularly those where the target is being acquired for cash. During this period the Market Neutral Fund initiated positions in thirty-six mergers. Seven of these mergers became effective upon conclusion of the merger with the Market Neutral Fund receiving the agreed upon merger proceeds.

Stock picks-notable positive contributors:

Notable performers during the month were Dressers Rand’s purchase by Siemens, TRW’s sale to ZF-Friedrichshafen and Talisman’s eventual sale to Repsol. The most notable deal which closed during the quarter was Cleco’s sale to Manulife.

Stock picks-notable negative contributors:

None of the deals that the Market Neutral Fund participated in during the quarter were adversely terminated, however some names experienced short term volatility. The most notable negative performer was Pepco’s proposed sale to Excelon due to fears of the deal being blocked for regulatory reasons. The deal has subsequently been approved refuting the news story predicting deal failure. Additionally, Polypore’s sale to Asahi Kasei was put into question following poor earnings, however, the acquirer has expressed confidence that the deal will close.

In all situations we will look to close positions where we think the probability weighted return does not exceed its risk. We will also look to add to positions where market or news related events adversely affect the targets price in the short term, when we feel the move is not warranted.

Outlook
Merger activity tends to follow the returns of the equity market and economy with a lag. This lag has been pronounced during the 2011-2014 period as merger and acquisition activity remained flat in dollar terms and actually decreased in deal count. This changed towards the end of 2014 as the potential for increasing rates and the continued relative strength of the US economy made Corporations more comfortable growing through acquisition. These trends typically last multiple years and are excited to have launched the portfolio at what appears to be a very opportunistic time for event activity.

Thank you for your investment in the Stone Toro Market Neutral Fund.

Sincerely,

Stone Toro Investment Advisers LP

IMPORTANT INFORMATION
The views were those of the Portfolio Managers as of May 29, 2015, and may not reflect their view on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Funds as of the date of this material. All current and future holdings are subject to risk and to change.

An investment in either Stone Toro mutual fund is subject to risk, including the possible loss of principal. Investing in small and mid-cap companies poses greater risks than those associated with larger, more established companies. Short sales involve the sale of a security that is not owned by the seller or that the seller has borrowed; and has the potential of unlimited loss. ETFs (Exchange traded Funds) typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic and social conditions, different accounting standards, and unfavorable political and legal developments. There can be no guarantee that the Funds will achieve their investment objectives. The Funds may not be suitable for all investors.

313 COMMONS WAY, PRINCETON, NJ 08540 | P:888.778.5764 | F:888.442.407 | WWW.STONETORO.COM

The Stone Toro Long Short Fund is newly organized and has limited operating history.

Stone Toro Market Neutral Fund is also subject to the following risk: ADRs (American Depository Receipts) and GDRs (Global Depository Receipts) are also subject to foreign investment risk. Emerging market investments are more volatile and subject to additional risks due to greater political and economic uncertainties. Derivatives may be more sensitive to changes in market conditions and may amplify risks such as leverage risk, liquidity risk and counterparty credit risk that it may not be subject to if it invested directly in the underlying securities. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed bond market (measuring bonds with maturities of at least on year), with index components for government and corporate securities, mortgage pass through securities, and asset backed securities. One cannot invest directly in an index. Beta is a measure of a fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market.

313 COMMONS WAY, PRINCETON, NJ 08540 | P:888.778.5764 | F:888.442.407 | WWW.STONETORO.COM

Stone Toro Long Short Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I Shares, made at its inception, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of April 30, 2015	6 Months	Since Inception* (Cumulative)
Before deducting maximum sales charge
Class A¹	-3.57%	-9.14%
Class C²	-3.92%	-9.66%
Class I³	-3.39%	-8.61%
After deducting maximum sales charge
Class A¹	-9.14%	-14.05%
Class C²	-4.88%	-10.32%
S&P 500®	4.40%	13.15%

*	Class A and Class C shares started on June 30, 2014, Class I shares started on May 16, 2014. Class A and Class C impose higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 478-8676.

Gross and Net Expense Ratios for Class A shares were 4.53% and 4.25% respectively, for the Class C shares were 5.28% and 5.00% respectively, and for the Class I shares were 4.28% and 4.00% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 2.75%, 3.50% and 2.50% of the average daily net assets of the Class A shares, Class C shares and Class I shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until September 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
²	Class C shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.
³	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fees.

Stone Toro Long Short Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS – 103.6%
	COMMUNICATIONS – 4.9%
10,500	Cablevision Systems Corp. - Class A3	$209,790
4,365	Verizon Communications, Inc.[3]	220,171
		429,961
	CONSUMER DISCRETIONARY – 14.1%
5,406	Coach, Inc.[3]	206,563
12,415	Gentex Corp.	215,400
2,188	Genuine Parts Co.	196,592
8,370	Mattel, Inc.[3]	235,699
2,237	McDonald's Corp.[3]	215,982
2,672	Tupperware Brands Corp.	178,650
10	Wynn Resorts Ltd.	1,111
		1,249,997
	CONSUMER STAPLES – 17.6%
4,200	Altria Group, Inc.[3]	210,210
4,203	Cal-Maine Foods, Inc.[3]	187,916
4,270	Campbell Soup Co.[3]	190,912
4,600	Coca-Cola Co.[3]	186,576
1,800	JM Smucker Co.[3]	208,656
1,800	Kimberly-Clark Corp.[3]	197,442
2,404	Procter & Gamble Co.[3]	191,142
2,300	Wal-Mart Stores, Inc.	179,515
		1,552,369
	ENERGY – 7.2%
2,951	Alliance Holdings GP LP3	146,665
8,380	Linn Energy LLC	116,063
2,617	Magellan Midstream Partners LP3	218,519
2,300	TC PipeLines LP	156,584
		637,831
	FINANCIALS – 4.5%
4,811	Potlatch Corp. – REIT[3]	177,574
4,465	Waddell & Reed Financial, Inc. - Class A3	220,214
		397,788
	HEALTH CARE – 12.9%
2,912	AbbVie, Inc.	188,290
3,100	AstraZeneca PLC - ADR[1]	212,288
2,470	Baxter International, Inc.	169,788
2,080	Johnson & Johnson[3]	206,336
3,250	Merck & Co., Inc.	193,570
2,680	ResMed, Inc.	171,359
		1,141,631

Stone Toro Long Short Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 9.3%
3,770	Emerson Electric Co.[3]	$221,789
6,100	Golar LNG Ltd.[1]	219,569
7,380	Ritchie Bros Auctioneers, Inc.[1,3]	186,640
1,890	United Parcel Service, Inc. - Class B	190,002
		818,000
	MATERIALS – 6.0%
3,506	Dow Chemical Co.	178,806
1,438	Praxair, Inc.[3]	175,335
3,930	Rio Tinto PLC - ADR[1,3]	176,025
		530,166
	TECHNOLOGY – 20.7%
8,950	Applied Materials, Inc.	177,121
2,181	Garmin Ltd.[1]	98,559
5,700	Hewlett-Packard Co.[3]	187,929
6,350	Intel Corp.	206,692
3,007	KLA-Tencor Corp.	176,812
10,710	Logitech International S.A.[1]	159,686
4,300	MKS Instruments, Inc.	149,683
4,242	Pitney Bowes, Inc.	94,894
3,432	Seagate Technology PLC[1,3]	201,527
7,730	Symantec Corp.[3]	192,670
4,220	Xilinx, Inc.	182,979
		1,828,552
	UTILITIES – 6.4%
3,200	IDACORP, Inc.[3]	193,056
5,430	OGE Energy Corp.[3]	177,453
8,239	Questar Corp.	193,122
		563,631
	TOTAL COMMON STOCKS (Cost $9,102,947)	9,149,926

Principal Amount

	SHORT-TERM INVESTMENTS – 14.9%
1,316,389	UMB Money Market Fiduciary, 0.01%[2]	1,316,389

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,316,389)	1,316,389

	TOTAL INVESTMENTS –118.5% (Cost $10,419,336)	10,466,315
	Liabilities in Excess of other assets – (18.5)%	$(1,636,603)

	TOTAL NET ASSETS –100.0%	$8,829,712

Stone Toro Long Short Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT – (73.3)%
	COMMON STOCKS – (73.3)%
	COMMUNICATIONS – (4.7)%
(675)	Alliance Data Systems Corp.*	$(200,685)
(1,992)	Walt Disney Co.	(216,570)
		(417,255)
	CONSUMER DISCRETIONARY – (22.1)%
(426)	Amazon.com, Inc.*	(179,678)
(3,707)	Brunswick Corp.	(185,498)
(1,510)	Dillard's, Inc. - Class A	(198,701)
(986)	Harman International Industries, Inc.	(128,555)
(1,773)	Luxottica Group S.p.A. - ADR[1]	(116,344)
(2,671)	ManpowerGroup, Inc.	(227,916)
(987)	Mohawk Industries, Inc.*	(171,244)
(690)	O'Reilly Automotive, Inc.*	(150,303)
(1,059)	Ross Stores, Inc.	(104,714)
(1,350)	Snap-on, Inc.	(201,893)
(2,147)	Tractor Supply Co.	(184,771)
(1,287)	Under Armour, Inc. - Class A*	(99,807)
		(1,949,424)
	CONSUMER STAPLES – (6.1)%
(651)	Boston Beer Co., Inc. - Class A*	(161,318)
(2,498)	Church & Dwight Co., Inc.	(202,763)
(1,518)	Constellation Brands, Inc. - Class A*	(175,997)
		(540,078)
	ENERGY – (0.9)%
(1,458)	SM Energy Co.	(84,520)

	FINANCIALS – (4.0)%
(592)	Credit Acceptance Corp.*	(139,830)
(2,103)	Global Payments, Inc.	(210,889)
		(350,719)
	HEALTH CARE – (8.4)%
(1,300)	AmerisourceBergen Corp.	(148,590)
(1,297)	Cigna Corp.	(161,658)
(688)	Humana, Inc.	(113,933)
(520)	Intercept Pharmaceuticals, Inc.*	(131,461)
(585)	Mettler-Toledo International, Inc.*	(185,451)
		(741,093)

Stone Toro Long Short Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INDUSTRIALS – (17.2)%
(3,298)	A.O. Smith Corp.	$(210,742)
(1,850)	Belden, Inc.	(155,308)
(1,650)	Boeing Co.	(236,511)
(3,305)	HEICO Corp.	(184,551)
(1,763)	Lennox International, Inc.	(186,807)
(2,173)	Middleby Corp.*	(220,212)
(1,300)	Teledyne Technologies, Inc.*	(136,461)
(1,573)	Watsco, Inc.	(189,216)
		(1,519,808)
	MATERIALS – (8.7)%
(3,700)	Crown Holdings, Inc.*	(200,762)
(558)	PPG Industries, Inc.	(123,631)
(775)	Sherwin-Williams Co.	(215,450)
(2,668)	Vulcan Materials Co.	(228,167)
		(768,010)
	TECHNOLOGY – (1.2)%
(1,600)	MAXIMUS, Inc.	(102,416)

	TOTAL COMMON STOCKS (Proceeds $6,213,624)	(6,473,323)

	TOTAL SECURITIES SOLD SHORT (Proceeds $6,213,624)	$(6,473,323)

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	20.7%
Consumer Staples	17.6%
Consumer Discretionary	14.1%
Health Care	12.9%
Industrials	9.3%
Energy	7.2%
Utilities	6.4%
Materials	6.0%
Communications	4.9%
Financials	4.5%
Total Common Stocks	103.6%
Short-Term Investments	14.9%
Total Investments	118.5%
Other assets in Excess of liabilities	(18.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015

Assets:
Investments, at value (cost $10,419,336)	$10,466,315
Cash deposited with brokers for securities sold short	5,168,584
Receivables:
Investment securities sold	500,969
Due from Advisor	12,215
Dividends and interest	14,497
Prepaid expenses	26,901
Prepaid offering costs	1,561
Total assets	16,191,042

Liabilities:
Securities sold short, at value (proceeds $6,213,624)	6,473,323
Payables:
Investment securities purchased	844,843
Shareholder Servicing fees (Note 7)	1,820
Distribution fees - Class A & Class C (Note 8)	82
Dividends on securities sold short	790
Auditing fees	16,002
Fund accounting fees	5,244
Administration fees	4,578
Transfer agent fees and expenses	3,086
Custody fees	1,889
Trustees' fees and expenses	873
Chief Compliance Officer fees	534
Accrued other expenses	8,266
Total liabilities	7,361,330

Net Assets	$8,829,712

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,556,493
Accumulated net investment loss	(5,667)
Accumulated net realized loss on investments and securities sold short	(508,394)
Net unrealized appreciation (depreciation) on:
Investments	46,979
Securities sold short	(259,699)
Net Assets	$8,829,712

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$39,735
Shares of benficial interest issued and outstanding	4,357
Redemption price[1]	9.12
Maximum sales charge (5.75% of offering price)[2]	0.56
Maximum offering price to public	$9.68

Class C Shares:
Net assets applicable to shares outstanding	$92,702
Shares of benficial interest issued and outstanding	10,223
Redemption price[3]	$9.07

Class I Shares:
Net assets applicable to shares outstanding	$8,697,275
Shares of benficial interest issued and outstanding	953,028
Redemption price	$9.13

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of the date of the purchase.
[2]	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
STATEMENT OF OPERATIONS
For the Period May 16, 2014* through April 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $2,466)	$273,240
Interest	79
Total investment income	273,319

Expenses:
Advisory fees	151,873
Registration fees	64,097
Transfer agent fees and expenses	56,005
Administration fees	48,594
Fund accounting fees	43,194
Offering costs	40,529
Dividends on securities sold short	40,465
Interest expense	34,941
Legal fees	28,122
Auditing fees	16,002
Custody fees	11,832
Chief Compliance Officer fees	9,283
Shareholder Servicing fees (Note 7)	7,854
Miscellaneous	6,819
Trustees' fees and expenses	5,738
Shareholder reporting fees	4,530
Insurance fees	1,148
Distribution fees (Note 8)	794

Total expenses	571,820
Advisory fees waived	(151,873)
Other expenses absorbed	(153,922)
Net expenses	266,025
Net investment income	7,294

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	220,052
Securities sold short	(757,861)
Net realized loss	(537,809)
Net change in unrealized appreciation/depreciation on:
Investments	46,979
Securities sold short	(259,699)
Net change in unrealized appreciation/depreciation	(212,720)
Net realized and unrealized loss on investments and securities sold short	(750,529)

Net Decrease in Net Assets from Operations	$(743,235)

*	Commencement of Operations

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period May 16, 2014* through April 30, 2015
Increase in Net Assets from:
Operations:
Net investment income	$7,294
Net realized loss on investments and securities sold short	(537,809)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(212,720)
Net decrease in net assets resulting from operations	(743,235)

Distributions to Shareholders:
From net investment income:
Class A	(7)
Class I	(7,740)
Total distributions to shareholders	(7,747)

Capital Transactions:
Net proceeds from shares sold:
Class A	46,138
Class C	100,500
Class I	9,658,916
Reinvestment of distributions:
Class A	4
Class I	7,715
Cost of shares redeemed:
Class A	(4,720)
Class I1	(227,859)
Net increase in net assets from capital transactions	9,580,694

Total increase in net assets	8,829,712

Net Assets:
Beginning of period	—
End of period	$8,829,712

Accumulated net investment loss	$(5,667)

Capital Share Transactions:
Shares sold:
Class A	4,888
Class C	10,223
Class I	977,251
Shares reinvested:
Class I	832
Shares redeemed:
Class A	(531)
Class I	(25,055)
Net increase from capital share transactions	967,608

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $540.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
STATEMENT OF CASH FLOWS
For the Period May 16, 2014* through April 30, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	(743,235)
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(30,294,483)
Proceeds from sale of investment securities	21,411,588
Proceeds from short sale	26,065,118
Closed short transactions	(20,609,355)
Purchase of short-term investment, net	(1,316,389)
Increase in deposits with brokers for securities sold short	(5,168,584)
Increase in receivables for investment securities sold	(500,969)
Increase in dividends and interest receivables	(14,497)
Increase in other assets	(40,677)
Increase in payables for securities purchased	844,843
Increase in dividends on securities sold short payable	790
Increase in accrued expenses	42,374
Net realized loss on investments	537,809
Net change in unrealized appreciation/depreciation on securities	212,720
Net cash used for operating activities	(9,572,947)
Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	9,805,554
Redemption of shares, net of redemption fees	(232,579)
Dividends paid to shareholders, net of reinvestments	(28)
Net cash provided by financing activities	9,572,947

Net Change in Cash	—

Cash:
Beginning balance	—
Ending balance	—

Non cash financing activities not included herein consist of $7,719 of reinvested dividends.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period June 30, 2014* through April 30, 2015
Net asset value, beginning of period	$10.04
Income from Investment Operations:
Net investment loss[1]	(0.02)
Net realized and unrealized loss on investments	(0.90)
Total from investment operations	(0.92)

Less Distributions:
From net investment income	— [2]
Total distributions	—

Net asset value, end of period	$9.12

Total return [3]	(9.14)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.89%[5]
After fees waived and expenses absorbed	3.80%[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(4.34)%[5]
After fees waived and expenses absorbed	(0.25)%[5]

Portfolio turnover rate	271%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $1 million or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of the date of purchase. If these sales charges were included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period June 30, 2014* through April 30, 2015
Net asset value, beginning of period	$10.04
Income from Investment Operations:
Net investment loss[1]	(0.08)
Net realized and unrealized loss on investments	(0.89)
Total from investment operations	(0.97)

Net asset value, end of period	$9.07

Total return [2]	(9.66)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	8.64%[4]
After fees waived and expenses absorbed	4.55%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.09)%[4]
After fees waived and expenses absorbed	(1.00)%[4]

Portfolio turnover rate	271%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Stone Toro Long Short Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period May 16, 2014* through April 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized loss on investments	(0.87)
Total from investment operations	(0.86)

Less Distributions:
From net investment income	(0.01)
Total distributions	(0.01)

Redemption fee proceeds[1]	— [2]

Net asset value, end of period	$9.13

Total return[3]	(8.61)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,697

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.52%[5]
After fees waived and expenses absorbed	3.49%[5]
Ratio of net investment income (loss) to average net assets (includings dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(3.92)%[5]
After fees waived and expenses absorbed	0.11%[5]

Portfolio turnover rate	271%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays Aggregate Bond Index is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of April 30, 2015	Since Inception* (2/6/15)
Class I	-0.10%
Barclays Aggregate Bond Index	0.17%

*	Cumulative

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 478-8676.

Gross and Net Expense Ratios for the Class I shares were 6.32% and 3.68% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 2.00% of the average daily net assets of the Class I shares. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until August 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fees.

Stone Toro Market Neutral Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS – 50.4%
	COMMUNICATIONS – 1.1%
420	Orbitz Worldwide, Inc.*	$4,922

	CONSUMER DISCRETIONARY – 7.3%
170	Life Time Fitness, Inc.*	12,155
190	TRW Automotive Holdings Corp.*	19,962
		32,117
	CONSUMER STAPLES – 0.9%
207	Zep, Inc.	4,115

	ENERGY – 3.9%
155	Dresser-Rand Group, Inc.*	12,814
530	Talisman Energy, Inc.	4,224
		17,038
	FINANCIALS – 3.3%
120	Associated Estates Realty Corp.	3,420
30	LNB Bancorp, Inc.	539
840	Meadowbrook Insurance Group, Inc.	7,174
25	PartnerRe Ltd.	3,200
		14,333
	HEALTH CARE – 12.6%
100	Auspex Pharmaceuticals, Inc.*	10,089
200	Catamaran Corp.*	11,870
130	Hospira, Inc.*	11,348
250	Hyperion Therapeutics, Inc.*	11,490
1	Perrigo Co. PLC	183
40	Pharmacyclics, Inc.*	10,248
		55,228
	MATERIALS – 6.2%
310	Polypore International, Inc.*	18,154
65	Sigma-Aldrich Corp.	9,030
		27,184
	TECHNOLOGY – 9.6%
200	Advent Software, Inc.	8,682
290	Aruba Networks, Inc.*	7,137
200	IGATE Corp.*	9,512
138	Informatica Corp.*	6,634
215	Integrated Silicon Solution, Inc.	3,988
300	Procera Networks, Inc.*	3,453
350	Shanda Games Ltd. ADR*	2,397
		41,803
	UTILITIES – 5.5%
295	Cleco Corp.	16,033

Stone Toro Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
300	Pepco Holdings, Inc.	$7,794
		23,827
	TOTAL COMMON STOCKS (Cost $220,612)	220,567

Principal Amount

	SHORT-TERM INVESTMENTS – 52.8%
230,960	UMB Money Market Fiduciary, 0.01%	230,960

	TOTAL SHORT-TERM INVESTMENTS (Cost $230,960)	230,960

	TOTAL INVESTMENTS –103.2% (Cost $451,572)	451,527
	Liabilities in Excess of other assets – (3.2)%	(14,119)

	TOTAL NET ASSETS –100.0%	$437,408

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	12.6%
Technology	9.6%
Consumer Discretionary	7.3%
Materials	6.2%
Utilities	5.5%
Energy	3.9%
Financials	3.3%
Communications	1.1%
Consumer Staples	0.9%
Total Common Stocks	50.4%
Short-Term Investments	52.8%
Total Investments	103.2%
Liabilities in Excess of other assets	(3.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015

Assets:
Investments, at value (cost $451,572)	$451,527
Receivables:
Dividends and interest	2
Prepaid expenses	39,874
Prepaid offering costs	30,721
Total assets	522,124

Liabilities:
Payables:
Shareholder Servicing fees (Note 7)	98
Offering costs - Advisor	34,558
Auditing fees	16,347
Offering costs - Related parties	9,273
Fund accounting fees	6,612
Transfer agent fees and expenses	5,053
Administration fees	3,769
Custody fees	2,219
Trustees' fees and expenses	1,229
Chief Compliance Officer fees	934
Accrued other expenses	4,624
Total liabilities	84,716

Net Assets	$437,408

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$436,472
Accumulated net realized gain on investments	981
Net unrealized depreciation on investments	(45)
Net Assets	$437,408

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$437,408
Shares of benficial interest issued and outstanding	43,803
Redemption price	$9.99

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
STATEMENT OF OPERATIONS
For the Period February 6, 2015* through April 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $9)	$153
Interest	4
Total investment income	157

Expenses:
Auditing fees	16,347
Registration fees	10,536
Fund accounting fees	8,253
Administration fees	7,989
Offering costs	7,394
Transfer agent fees and expenses	6,640
Miscellaneous	3,482
Legal fees	2,663
Custody fees	2,219
Chief Compliance Officer fees	1,443
Trustees' fees and expenses	1,332
Advisory fees	1,100
Shareholder reporting fees	1,051
Insurance fees	266
Shareholder Servicing fees (Note 7)	98

Total expenses	70,813
Advisory fees waived	(1,100)
Other expenses absorbed	(68,379)
Net expenses	1,334
Net investment loss	(1,177)

Realized and Unrealized Gain (loss) on Investments:
Net realized gain on investments	992
Net change in unrealized appreciation/depreciation on investments	(45)
Net realized and unrealized gain on investments	947

Net Decrease in Net Assets from Operations	$(230)

*	Commencement of Operations

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period February 6, 2015* through April 30, 2015
Increase in Net Assets from:
Operations:
Net investment loss	$(1,177)
Net realized gain	992
Net change in unrealized appreciation/depreciation on investments	(45)
Net decrease in net assets resulting from operations	(230)

Distributions to Shareholders:
From capital gain:
Class I	(11)
Total distributions to shareholders	(11)

Capital Transactions:
Net proceeds from shares sold:
Class I	437,638
Reinvestment of distributions:
Class I	11
Net increase in net assets from capital transactions	437,649

Total increase in net assets	437,408

Net Assets:
Beginning of period	—
End of period	$437,408

Capital Share Transactions:
Shares sold:
Class I	43,802
Shares reinvested:
Class I	1
Net increase from capital share transactions	43,803

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Stone Toro Market Neutral Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period February 6, 2015* through April 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)
Net realized and unrealized gain on investments	0.03
Total from investment operations	(0.01)

Less Distributions:
From capital gain	— [2]
Total distributions	—

Net asset value, end of period	$9.99

Total return[3]	(0.10)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$437

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	106.06%[5]
After fees waived and expenses absorbed	2.00%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(105.82)%[5]
After fees waived and expenses absorbed	(1.76)%[5]

Portfolio turnover rate	40%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Note 1 – Organization
The Stone Toro Long Short Fund (the ‘‘Long Short Fund’’) and Stone Toro Market Neutral Fund (the “Market Neutral Fund”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Long Short Fund seeks to provide capital appreciation while providing lower volatility and minimal correlation to the overall global securities markets. The Long Short Fund currently offers three classes of shares: Class A, Class C, and Class I. The Long Short Fund’s Class I shares commenced operations on May 16, 2014. The Long Short Fund’s Class A and Class C shares commenced operations on June 30, 2014. The Market Neutral Fund seeks to produce returns with risk and volatility that are uncorrelated with the general global market risk and volatility. The Market Neutral Fund currently offers Class I shares. The Market Neutral Fund’s Class I shares commenced operations on February 6, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Money Market Investments
The Market Neutral Fund invests a significant amount (52.8% as of April 30, 2015) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Long Short Fund incurred offering costs of approximately $42,090, which are being amortized over a one-year period from May 16, 2014 (commencement of operations).

The Market Neutral Fund incurred offering costs of approximately $38,115, which are being amortized over a one-year period from February 6, 2015 (commencement of operations).

In conjunction with the use of short sales the Funds may be required to maintain collateral in various forms. At April 30, 2015, such collateral is denoted in the Fund’s Schedule of Investments.

(e) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund did not have a liability for any unrecognized tax benefits. As of and during the period February 6, 2015 (commencement of operations) through April 30, 2015, the Market Neutral Fund did not have a liability for any unrecognized tax benefits The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Long Short Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. The Market Neutral Fund declares and pays dividends at least quarterly from net investment income and annually from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Stone Toro Investment Advisers LP (the “Advisor”). Under the terms of the Agreement, the Long Short and Market Neutral Funds pay a monthly investment advisory fee to the Adviser at the annual rate of 2.00% and 1.65%, respectively, of each Fund’s average daily net assets. The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.75%, 3.50% and 2.50% of average daily net assets of the Long Short Fund of the A Shares, C Shares and I Shares, respectively. This agreement is in effect until September 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.00% of average daily net assets of the Market Neutral Fund for I Shares. This agreement is in effect until August 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Adviser waived its fees and absorbed other expenses totaling $305,795 for the Long Short Fund. For the period February 6, 2015 (commencement of operations) through April 30, 2015, the Adviser waived its fees and absorbed other expenses totaling $69,479 for the Market Neutral Fund. The Adviser may recover from the Funds fees and/or expenses previously waived and/or absorbed, if the Funds’ expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Adviser is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2015, the amount of these potentially recoverable expenses was $305,795 and $69,479 for the Long Short and Market Neutral Funds, respectively. The Adviser may recapture all or a portion of this amount no later than April 30, 2018.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. For the period February 6, 2015 (commencement of operations) through April 30, 2015, the Market Neutral Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust. The Long Short Fund’s allocated fees incurred for CCO services for the period May 16, 2014 (commencement of operations) through April 30, 2015, are reported on the Statement of Operations. The Market Neutral Fund’s allocated fees incurred for CCO services for the period February 6, 2015 (commencement of operations) through April 30, 2015, are reported on the Statement of Operations.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 4 – Federal Income Taxes
At April 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Long Short Fund	Market Neutral Fund
Cost of investments	$10,463,715	$451,572

Gross unrealized appreciation	$301,692	$862
Gross unrealized depreciation	(299,092)	(907)
Net unrealized appreciation (depreciation) on investments	$2,600	$(45)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended April 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Long Short Fund	$(24,201)	$(5,214)	$29,415
Market Neutral Fund	(1,177)	1,177	-

As of April 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	Long Short Fund	Market Neutral Fund
Undistributed ordinary income	$-	$981
Undistributed accumulated capital gains	-	-
Accumulated earnings	-	981

Accumulated capital and other losses	(409,361)	-
Other accumulated losses	(320,020)	-
Unrealized appreciation (depreciation) on investments	2,600	(45)
Total accumulated earnings (deficit)	$(726,781)	$936

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The tax character of the distributions paid during the fiscal period ended April 30, 2015 was as follows:

	Long Short Fund	Market Neutral Fund
Distributions paid:	2015	2015
Ordinary income	$7,747	$11
Net long-term capital gains	-	-
Total distributions paid	$7,747	$11

As of April 30, 2015, the Long Short Fund and Market Neutral Fund had $14,515 and $0, respectively, of qualified late-year ordinary loss which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

At April 30, 2015, the Long Short Fund had $394,846 of accumulated short-term capital loss carryforward, which is not subject to expiration. To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase.

For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund received $540 in redemption fees.

For the period February 6, 2015 (commencement of operations) through April 30, 2015, the Market Neutral Fund received $0 in redemption fees.

Note 6- Investment Transactions
For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund’s purchases and sales of investments, excluding short-term investments, were $30,294,483 and $21,411,588, respectively. Proceeds from securities sold short and cover short securities, were $26,065,118 and $20,609,355, respectively.

For the period February 6, 2015 (commencement of operations) through April 30, 2015, the Market Neutral Fund’s purchases and sales of investments, excluding short-term investments, were $273,020 and $53,400, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

For the period February 6, 2015 (commencement of operations) through April 30, 2015, the Market Neutral Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 8 - Distribution Plan
The Trust, on behalf of the Long Short Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The I Shares does not pay any distribution fees.

For the period May 16, 2014 (commencement of operations) through April 30, 2015, the Long Short Fund’s distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2015, in valuing the Funds’ assets carried at fair value:

Long Short Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$9,149,926	$-	$-	$9,149,926
Short-Term Investments	1,316,389	-	-	1,316,389
Total Assets	$10,466,315	$-	$-	$10,466,315

Liabilities
Securities Sold Short
Common Stocks*	$6,473,323	$-	$-	$6,473,323
Total Liabilities	$6,473,323	$-	$-	$6,473,323

Market Neutral Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$220,567	$-	$-	$220,567
Short-Term Investments	230,960	-	-	230,960
Total Investments	$451,527	$-	$-	$451,527

*	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Funds did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds did not hold any securities requiring disclosure.

Note 12 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Stone Toro Funds
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Stone Toro Funds

We have audited the accompanying statements of assets and liabilities of the Stone Toro Long Short Fund and Stone Toro Market Neutral Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of April 30, 2015, and with respect to the Stone Toro Long Short Fund, the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the period May 16, 2014 (commencement of operations) to April 30, 2015, and with respect to the Stone Toro Market Neutral Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period February 6, 2015 (commencement of operations) to April 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stone Toro Long Short Fund and Stone Toro Market Neutral Fund as of April 30, 2015, the results of their operations and cash flows, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

Stone Toro Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information Unaudited
For the year ended April 30, 2015, the Stone Toro Long Short Fund had 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended April 30, 2015, the Stone Toro Long Short Fund had 100.00% of the dividends paid from net investment income, including short-term capital gains (if any) for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 478-8676. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:
Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.

Stone Toro Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Stone Toro Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Fund Advisory Agreements
At an in-person meeting held on December 16-17, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Stone Toro Investment Advisers LP (the “Investment Adviser”) with respect to the Stone Toro Market Neutral Fund (the “Fund”) series of the Trust for an initial two-year term.  In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Adviser and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Adviser’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; the performance information of the portion of a private investment fund managed by the Investment Adviser using its market neutral strategy compared with returns of similar mutual funds and the HFRS Merger Arbitrage Index and HFRX Equity Market Neutral Index for the period from December 2010 to December 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Market Neutral fund universe (the “Expense Universe”); and information about the Investment Adviser’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year with respect to the Investment Adviser at other Board and Board committee meetings as the investment adviser of one other series of the Trust, information reviewed by the Board at its meeting in September 2014 regarding the Fund, and a presentation by the Investment Adviser made at the December 2014 meeting.  No representatives of the Investment Adviser were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Trustees noted that the Investment Adviser did not manage any other accounts or funds with investment strategies similar to those of the Fund.  The Trustees noted, however, that the Investment Adviser managed a private investment fund using an event driven strategy, that the private investment fund made trades based on many of the same events on which the market neutral strategy would trade, and that the Investment Adviser tracked and monitored the portion of the private investment fund’s trades that would have been allocated to the market neutral strategy (the “Portfolio”); and that the Investment Adviser expected to terminate the private investment fund in early 2015 and focus the portfolio investment team’s efforts on the Fund.  The Trustees observed that the information in the meeting materials indicated that for the period from December 2010 to December 2014, the annualized return of the Portfolio had outperformed four similar mutual funds and the returns of the HFRS Merger Arbitrage Index and HFRX Equity Market Neutral Index, although it had underperformed relative to the S&P 500 Index by 9.68%.

Stone Toro Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Adviser as the investment adviser of one other series of the Trust, and considered the services to be provided by the Investment Adviser to the Fund.  In doing so, the Board considered the Investment Adviser’s role as the Fund’s investment adviser, noting that the Investment Adviser would provide overall supervision of the general investment management and investment operations of the Fund.  The Board also considered the qualifications, experience and responsibilities of the Investment Adviser’s personnel who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Adviser.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed the Investment Adviser would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Adviser would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the proposed annual investment advisory fees and total annual expenses of the Fund.  In reviewing the Fund’s fees, the Board observed, among other things, that the 1.65% advisory fee proposed to be paid by the Fund (gross of fee waivers) was 0.40% higher than the median advisory fees of the funds in its Peer Group and its Expense Universe.  With respect to the Fund’s total expenses, the Board considered that the estimated total expenses for the Fund (net of fee waivers) of 2.00% were 0.41% higher than the median expenses of the funds in its Peer Group and 0.60% higher than the median expenses of the funds in its Expense Universe.  In considering the Fund’s fees and expenses, the Board considered the Investment Adviser’s explanation that of the funds in the Expense Universe, the funds most comparable to the Fund charged advisory fees of at least 1.50%; and that while most funds in the Expense Universe employed event driven, quantitative or merger arbitrage strategies, the Fund would employ all three strategies and would generally consider a broader universe of stocks (i.e., more companies, more countries and more exchanges) than most of the funds in the Expense Universe.  The Board also observed that the Investment Adviser anticipated waiving its entire advisory fee, in addition to subsidizing certain of the Fund’s operating expenses, during the first year of the Fund’s operations.  The Board also noted that although the Investment Adviser did not manage any other accounts or funds using solely the Fund’s investment strategies, the private investment fund managed by the Investment Adviser using its event driven strategy charged a higher asset-based fee than the Fund, in addition to a performance-based fee.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Adviser under the Advisory Agreement was fair and reasonable in light of the services proposed to be provided by the Investment Adviser to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Adviser’s estimated costs and profits with respect to the Fund for the first year of the Fund’s operations taking into account estimated assets of $10 million, noting that the Investment Adviser did not anticipate making any profit with respect to the Fund in the first year of the Fund’s operations.  The Board also considered the benefits to be received by the Investment Adviser as a result of its relationship with the Fund (other than the receipt of investment advisory fees), including research made available to the Investment Adviser by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board also noted that although there were no advisory fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Stone Toro Market Neutral Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

Stone Toro Funds
EXPENSE EXAMPLE
For the Periods Ended April 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example for the Stone Toro Long Short Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

The Actual Performance example for the Stone Toro Market Neutral Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from February 6, 2015 (commencement of operations) to April 30, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from November 1, 2014 to April 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Stone Toro Long Short Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period
		11/1/14	4/30/15	11/1/14 –4/30/15*
Class A	Actual Performance	$1,000.00	$964.30	$18.59
Class A	Hypothetical (5% annual return before expenses)^	1,000.00	1,005.87	18.98
Class C	Actual Performance	1,000.00	960.80	22.40
Class C	Hypothetical (5% annual return before expenses)^	1,000.00	1,001.95	22.87
Class I	Actual Performance	1,000.00	966.10	17.47
Class I	Hypothetical (5% annual return before expenses)^	1,000.00	1,007.03	17.83

*
Expenses are equal to the Fund’s annualized expense ratio of 3.82%, 4.61%  and 3.58% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Stone Toro Funds
EXPENSE EXAMPLE
For the Periods Ended April 30, 2015 (Unaudited) - (Continued)

Stone Toro Market Neutral Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	2/6/15*	4/30/15	2/6/15* –4/30/15
Actual Performance**
Class I	$1,000.00	$999.00	$4.60
Hypothetical (5% annual return before expenses)^	11/1/14	4/30/15	11/1/14 – 4/30/15
Class I	$1,000.00	$1,014.89	$9.98

*	Commencement of operations.

**
Expenses are equal to the Fund’s annualized expense ratios of 2.00% for Class I, respectively, multiplied by the average account values over the period, multiplied by 84/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratios of 2.00% Class I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Stone Toro Long Short Fund
Stone Toro Market Neutral Fund
each a series of Investment Managers Series Trust

Investment Adviser
Stone Toro Investment Advisers LP
313 Commons Way
Princeton, New Jersey 08540

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Stone Toro Long Short Fund - Class A	STVHX	461 41P 263
Stone Toro Long Short Fund - Class C	STVFX	461 41P 255
Stone Toro Long Short Fund - Class I	STVLX	461 41P 800
Stone Toro Market Neutral Fund – Class I	STMNX	461 41Q 600

Privacy Principles of the Stone Toro Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Stone Toro Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 478-8676, on the Funds’ website at www.stonetoro.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 478-8676 , on the Fund’s website at www.stonetoro.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (855) 478-8676. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Stone Toro Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 478-8676

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (855) 478-8676.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/15	FYE 4/30/14
Audit Fees	$28,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2015	FYE 4/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2015	FYE 4/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/8/15